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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-02864


                            Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  January 1, 2003 through June 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                     PIONEER
                            -----------------------
                                      BOND
                                      FUND

                                     Annual
                                     Report

                                    6/30/03

                           [Pioneer Investments logo]

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    8
 Schedule of Investments                           12
 Financial Statements                              23
 Notes to Financial Statements                     32
 Report of Independent Auditors                    40
 Trustees, Officers and Service Providers          41
 Programs and Services for Pioneer Shareowners     48
 Pioneer Family of Mutual Funds                    50

Pioneer Bond Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 6/30/03
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------

[sidebar on right side of page]

Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments USA. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."

[end sidebar]

With the fading of concerns over the Iraq war, investors whose attention had been focused overseas were buoyed this spring by hints of increased economic activity at home. The nation's stock markets began a broad-based rally in early March, and prices continued to climb. From April through June, the major stock market averages recorded one of the biggest quarterly jumps in years. Increasing investor confidence also led to strong returns on corporate bonds. However, returns on government bonds, which rose sharply earlier, have slowed.

Encouraging factors aren't hard for investors to find. The lowest interest rates many of us have ever seen and the administration's tax cuts mean higher incomes for many consumers. The tax reductions on dividends and capital gains are of special interest to investors. Corporations can also borrow at the lowest rates in years. Many companies are realizing substantial savings by replacing old, high-cost debt with new issues that carry lower interest. The Federal Reserve Board cut rates once again in June in an effort to inject further stimulus into the economy. And the weak U.S. dollar helps exporters and multinational companies operating in countries with stronger currencies. One possible lesson to be learned from the market's decline and recovery is the importance of staying invested. Those who stayed with their commitments benefitted from a stock market rally and a strong rise in corporate bonds, while those who remained on the sidelines had to play catch-up. If the protracted slump caused your investment discipline to slip, this may be an ideal time to contact your financial advisor for guidance on resuming your investment program and determining the right balance for you among stocks, bonds and short-term investments.

Our style focuses on companies, not on forecasts

There are always risks, of course, and the direction of the economy is something of a puzzle at the moment. If it continues to struggle for very long, investors may once again seek shelter in short-term commitments. However, Pioneer's portfolio managers and analysts do not base investment decisions on economic assumptions. Instead, as it has since our founding in 1928, our value-focused investment style requires complete understanding of a company and its potential. That means intensive analysis of financial reports, visits to companies and detailed discussions with corporate managers. When we discover potential that appears to exceed the market's valuation, that company's stocks and bonds may become candidates for investment. Our research efforts are aided in no small measure by the global resources of our parent organization, UniCredito Italiano, S.p.A.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
Pioneer Investment Management, Inc.

The preceding information is the opinion of Fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/03
--------------------------------------------------------------------------------

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following information was represented as a pie chart in the printed material.]

0-1 Year         8.2%
1-3 Years       23.6%
3-4 Years        6.5%
4-6 Years       22.9%
6-8 Years       27.5%
8+ Years        11.3%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following information was represented as a pie chart in the printed material.]

U.S. Government and Agency Obligations          35.6%
AAA                                              0.4%
AA                                               1.4%
A                                                6.6%
BBB                                             36.7%
BB                                               9.5%
B & Lower                                        8.9%
Commercial Paper                                 0.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

    1.   U.S. Treasury Notes, 7.5%, 11/15/16                           3.61%
    2.   U.S. Treasury Notes, 3.5%, 1/15/11                            2.98
    3.   U.S. Treasury Notes, 3.0%, 7/15/12                            2.22
    4.   Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                1.85
    5.   Federal National Mortgage Association, 6.0%, 4/1/33           1.42
    6.   Government National Mortgage Association, 6.0%, 3/15/33       1.37
    7.   Government National Mortgage Association, 7.5%, 12/15/31      1.14
    8.   Illinova Corp., 7.5%, 6/15/09                                 1.05
    9.   British Sky Broadcasting, 8.2%, 7/15/09                       1.01
   10.   Timken Co., 5.75%, 2/15/10                                    1.00

* This list excludes money market instruments. Portfolio holdings will vary for other periods.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         6/30/03     6/30/02
                  $9.41       $8.89

Distributions per Share    Net Investment     Short-Term      Long-Term
(7/1/02 - 6/30/03)         Income             Capital Gains   Capital Gains
                           $0.4633            $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(as of June 30, 2003)

             Net Asset    Public Offering
Period         Value          Price*
10 Years      6.27%           5.78%
5 Years       6.37            5.39
1 Year       11.38            6.36

All returns reflect reinvestment of distributions at net asset value.

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period.

[The following information was represented as a mountain chart in the printed material.]

Value of $10,000 Investment+

                   Pioneer         Lehman Aggregate
                  Bond Fund*          Bond Index

6/93                 9550               10000
                     9432                9869
6/95                10515               11107
                    10938               11664
6/97                11713               12615
                    12889               13944
6/99                13063               14380
                    13232               15035
6/01                14648               16724
                    15754               18168
6/03                17547               20064

+ The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         6/30/03     6/30/02
                  $9.37       $8.87

Distributions per Share    Net Investment     Short-Term      Long-Term
(7/1/02 - 6/30/03)         Income             Capital Gains   Capital Gains
                           $0.4027            $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(as of June 30, 2003)

                      If          If
Period               Held      Redeemed*
Life-of-Class
(4/4/94)            6.03%        6.03%
5 Years             5.51         5.35
1 Year             10.44         6.44

All returns reflect reinvestment of distributions.

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period. The maximum CDSC of 4% declines to zero over six years.

[The following information was represented as a mountain chart in the printed material.]

Value of $10,000 Investment+

                   Pioneer         Lehman Aggregate
                  Bond Fund*          Bond Index

4/94                10000               10000
                     9896                9977
6/95                10942               11229
                    11286               11792
6/97                11990               12753
                    13095               14097
6/99                13170               14538
                    13233               15200
6/01                14518               16908
                    15502               18368
6/03                17121               20281

+ Index comparisons begin 4/30/94. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         6/30/03     6/30/02
                  $9.31       $8.83

Distributions per Share    Net Investment     Short-Term      Long-Term
(7/1/02 - 6/30/03)         Income             Capital Gains   Capital Gains
                           $0.4043            $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(as of June 30, 2003)

                 Net Asset     Public Offering
Period             Value         Price/CDSC*
Life-of-Class
(1/31/96)           5.22%           5.08%
5 Years             5.36            5.16
1 Year             10.28            9.16

All returns reflect reinvestment of distributions.

* Reflects deduction of the 1% sales charge at the beginning of the period. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[The following information was represented as a mountain chart in the printed material.]

Value of $10,000 Investment+

                   Pioneer         Lehman Aggregate
                  Bond Fund*          Bond Index

1/96                 9900               10000
                     9599                9813
6/97                10188               10613
                    11117               11731
6/99                11183               12099
                    11224               12649
6/01                12285               14071
                    13089               15286
6/03                14434               16878

+ The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

  Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

  The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                                        CLASS R SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         6/30/03     4/1/03**
                  $9.50       $9.19

Distributions per Share    Net Investment     Short-Term      Long-Term
(4/1/03 - 6/30/03)         Income             Capital Gains   Capital Gains
                           $0.1067            $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns+
(as of June 30, 2003)

             If          If
Period      Held      Redeemed*
10 Years    5.70%       5.70%
5 Years     6.00        6.00
1 Year     11.72       10.72

All returns reflect reinvestment of distributions.

* Reflects deduction 1% CDSC. Shares sold within 18 months of purchase may be subject to the CDSC.

[The following information was represented as a mountain chart in the printed material.]

Value of $10,000 Investment+

                   Pioneer         Lehman Aggregate
                  Bond Fund*          Bond Index

6/93                10000               10000
                     9873                9869
6/95                11033               11107
                    11431               11664
6/97                12192               12615
                    13007               13944
6/99                13170               14380
                    13098               15035
6/01                14493               16724
                    15580               18168
6/03                17406               20064

** Class commenced operations on April 1, 2003.

+ Class R shares have no front-end load, may be subject to a back-end load and are available to certain retirement plans. The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. You do not pay a sales charge on purchases of Class R shares, but will pay a CDSC if you sell your shares within 18 months of purchase, unless you qualify for a waiver.

++ The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

   Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

   The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share         6/30/03     6/30/02
                  $9.35       $8.87

Distributions per Share    Net Investment     Short-Term      Long-Term
(7/1/02 - 6/30/03)         Income             Capital Gains   Capital Gains
                           $0.5374            $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(as of June 30, 2003)

                   If           If
Period            Held       Redeemed
Life-of-Class
(9/20/01)         9.74%        9.74%
1 Year           11.86        11.86

All returns reflect reinvestment of distributions.

[The following information was represented as a mountain chart in the printed material.]

Value of $10,000 Investment+

                   Pioneer         Lehman Aggregate
                  Bond Fund*          Bond Index

9/01                10000               10000
6/02                10507               10383
6/03                11754               11464

+ The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

   Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

   The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03
--------------------------------------------------------------------------------

The 12 months ending June 30, 2003, provided an excellent environment for bond investing. High-grade bonds turned in outstanding performance early in the period as interest rates fell, while corporate bonds excelled later amid rising expectations for an economic recovery. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Bond Fund's performance during the 12-month period. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q:  How did the Fund perform during the 12 months ended June 30, 2003?

A: The Fund performed strongly, outpacing its benchmarks during a favorable period for fixed income investments. For the 12 months ended June 30, 2003, The Fund's Class A shares had a total return of 11.38% at net asset value, while Class B and Class C shares returned 10.44% and 10.28%, respectively. During the same period, the Lehman Aggregate Bond Index had a return of 10.40%. On June 30, 2003, the 30-day SEC yield on Class A shares was 3.56%.

Q:  What were the principal factors that influenced performance during the year?

A: Our emphasis on corporate bonds was a major factor in the Fund's strong performance, especially after October 2002, when corporate securities began rising on hopes of improving economic conditions. However, our Treasury and mortgage holdings also did well on an absolute basis. In addition, we kept the Fund's duration - or sensitivity to interest-rate changes - higher than the Lehman Brothers benchmark for most of the period. This strategy added to performance during a year in which interest rates declined and bond prices rose.

    Falling interest rates had the greatest direct impact on Treasuries and other high-grade bonds. Over the full period, the yields of 30-year Treasuries fell by almost one percentage point (0.92%), while the yields of 10-year Treasuries declined by 1.27 percentage points and those of three-year Treasuries plummeted by 1.81 percentage points. These declines were in anticipation of short-term interest rate cuts by the U.S. Federal Reserve, which continued its accommodative monetary policy in an effort to boost the economy.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Most of the declines in rates came early in the period, which was when Treasuries and other high-grade bonds had their best performance.

    For the full year, high-yielding corporate securities performed even better than high-grade securities, with lower-quality bonds outpacing investment-grade corporates. The Merrill Lynch High Yield Master Index, for example, rose by more than 20% for the year, while the Merrill Lynch Investment Grade Corporate Index delivered a total return of more than 16%. Corporate bonds delivered most of their performance after October 2002. Investors correctly anticipated that the Federal Reserve would make further cuts in short-term rates, easing the flow of money into the economy. In addition, evidence began accumulating that the business sector had begun to stabilize. Many corporations had cut their overhead expenses, repaired their balance sheets and refinanced their debt to take advantage of lower interest rates. In addition, the weakening of the U.S. dollar on international currency exchanges tended to help corporations, especially those selling products overseas and those competing domestically against imported goods.

    Lagging corporate bonds and Treasuries were mortgage-backed securities, the performance of which was affected by the wave of mortgage refinancing precipitated by falling interest rates. But even mortgages delivered healthy, positive returns for the 12 months.

Q:  What were your chief strategies?

A: We kept the Fund fully invested, with emphasis on corporate securities, both investment grade and high yield. At the end of the fiscal year, on June 30, 2003 more than 58% of Fund assets were invested in corporate bonds, including 18.4% in high-yield securities. Mortgage-backed securities accounted for another 24% of Fund assets, while 10% was invested in Treasury securities.

    The Fund's duration on June 30, 2003 was 4.7 years, high relative to the Lehman index. For much of the period, we maintained an even higher duration.

Pioneer Bond Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03                              (continued)
--------------------------------------------------------------------------------

    Average credit quality on June 30, 2003 was A-, slightly less than the A average on December 31, 2002. The difference reflected our increased emphasis on corporate bonds.

Q:  What type of investments most influenced performance?

A: While just about every type of investment had good performance, we had particularly favorable results from some of our newer holdings in the telecommunications and utility industries. We had maintained very small weightings in telecommunications during that industry's slump, and we also had de-emphasized the utility sector because of the well publicized problems of energy merchant companies in the wake of the Enron scandal.

    We began adding to our telecommunications positions during the period, focusing on those companies that we believed would be the industry survivors. Our investments in the bonds of companies such as AT&T Wireless and Sprint were particularly successful.

    We also found some attractive utility bonds that turned into performance leaders, including those of Constellation Energy and Dominion Resources. CMS Panhandle bonds, issued by an energy pipeline company, also gained when the company was involved in a merger and the securities were upgraded from high yield to investment grade.

    Our Allmerica Financial bond holdings also performed very well. The company's bonds started to recover after declining because of investor fears about the exposure of Allmerica's variable annuity business to the declining equity markets.

    Two detractors from performance were our holdings in HealthSouth and in UAL bonds, both of which were modest positions for the Fund. HealthSouth's securities fell amid allegations of financial statement fraud, while the UAL bonds were pulled down by concerns about the future of the commercial airline industry and the company's ultimate bankruptcy filing.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  What is your investment outlook for the bond market?

A: We believe interest rates may be near their low points. As a result we have begun to decrease the Fund's exposure to interest-rate risk by lowering duration. We also have reduced our exposure to rate increases by cutting our Treasury positions and increasing our mortgage holdings, where we think the risks from prepayments have been reflected in the securities prices.

    In the absence of any unanticipated major events, we think the economic outlook should brighten, helped by both the monetary stimulus from the Federal Reserve and the fiscal stimulus from the major tax cut pushed through Congress by President Bush.

    We believe corporate bonds continue to have the potential to outperform governments, although their performance advantage is likely to be more moderate. We intend to remain overweighted in corporate securities, while reducing our exposure to the possibility of increasing interest rates.

    The preceding information is the opinion of Fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                                  Value
                             COLLATERALIZED MORTGAGE OBLIGATION - 0.4%
                             Insurance - 0.4%
                             Multi-Line Insurance - 0.4%
$1,000,000     NR/Aaa        National Realty Finance 1999-A2, 6.48%,
                               1/15/09                                               $  1,150,856
                                                                                     ------------
                             Total Insurance                                         $  1,150,856
                                                                                     ------------
                             TOTAL COLLATERIZED MORTGAGE OBLIGATION
                             (Cost $1,009,475)                                       $  1,150,856
                                                                                     ------------
                             CORPORATE BONDS - 60.3%
                             Energy - 2.6%
                             Oil & Gas Equipment and Services - 0.9%
 2,350,000     BBB/Baa3      Seacor Smit Inc., 5.875%, 10/1/12 (144A)                $  2,520,239
                                                                                     ------------
                             Oil & Gas Exploration & Production - 0.4%
 1,150,000     BBB+/Baa3     Pure Resources Inc., 7.125%, 6/15/11                    $  1,336,882
                                                                                     ------------
                             Oil & Gas Refining, Marketing & Transportation - 1.3%
 1,375,000     BB/Ba2        Semco Energy Inc., 7.125%, 5/15/08 (144A)               $  1,436,875
 1,920,000     BBB/Baa3      Valero Energy Corp., 6.875%, 4/15/12                       2,176,460
   200,000     BBB/Baa3      Valero Energy Corp., 7.375%, 3/15/06                         221,806
                                                                                     ------------
                                                                                     $  3,835,141
                                                                                     ------------
                             Total Energy                                            $  7,692,262
                                                                                     ------------
                             Materials - 9.4%
                             Commodity Chemicals - 1.2%
 1,000,000     BB/Ba3        Arco Chemical Co., 9.8%, 2/1/20                         $    880,000
 1,100,000     BBB-/Ba1      Mehthanes Corp., 8.75%, 8/15/12                            1,232,000
 1,400,000     BB+/Ba2       Nova Chemicals Corp., 7.0%, 5/15/06                        1,477,000
                                                                                     ------------
                                                                                     $  3,589,000
                                                                                     ------------
                             Diversified Chemical - 0.3%
 1,000,000     B-/Caa1       Huntsman ICI Chemicals, 10.125%, 7/1/09                 $    960,000
                                                                                     ------------
                             Diversified Metals & Mining - 1.4%
 2,575,000     BBB/Ba1       Kennametal Inc., 7.2%, 6/15/12                          $  2,818,191
 1,200,000     BBB-/Baa3     Phelps Dodge Corp., 9.5%, 6/1/31                           1,438,358
                                                                                     ------------
                                                                                     $  4,256,549
                                                                                     ------------
                             Fertilizers & Agricultural Chemicals - 0.5%
 1,250,000     B+/Ba3        Scott's Corp., 8.625%, 1/15/09                          $  1,337,500
                                                                                     ------------


12    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                           Value
                             Metal & Glass Containers - 1.1%
$1,000,000     BB/Ba3        Ball Corp., 6.875%, 12/15/12                     $  1,060,000
 2,000,000     B+/B2         Greif Bros Corp., 8.875%, 8/1/12 (144A)             2,150,000
                                                                              ------------
                                                                              $  3,210,000
                                                                              ------------
                             Paper Packaging - 1.3%
   810,000     B+/B2         Graphic Packaging Corp., 8.625%, 2/15/12         $    826,200
 2,000,000     BBB/Baa3      Sealed Air Corp., 5.375%, 4/15/08 (144A)            2,098,996
   800,000     B/B2          Stone Container Corp., 9.75%, 2/1/11                  876,000
                                                                              ------------
                                                                              $  3,801,196
                                                                              ------------
                             Paper Products - 1.7%
 1,125,000     BB+/Ba1       Abitibi-Consolidated, Inc., 6.95%, 12/15/06      $  1,189,386
 1,265,000     BB+/Ba1       Abitibi-Consolidated, Inc., 6.95%, 4/1/08           1,331,385
 1,400,000     BBB/Baa2      Champion International Corp., 7.15%, 12/15/27       1,547,365
 1,150,000     B+/B2         FiberMark Inc., 10.75%, 4/15/11 (144A)              1,150,000
                                                                              ------------
                                                                              $  5,218,136
                                                                              ------------
                             Specialty Chemicals - 1.5%
   500,000     BBB-/Baa3     Ferro Corp., 7.125%, 4/1/28                      $    464,704
 2,000,000     BBB-/Baa3     Ferro Corp., 9.125%, 1/1/09                         2,349,382
 1,950,000     BB-/B2        Polyone Corp., 8.875%, 5/1/12                       1,735,500
                                                                              ------------
                                                                              $  4,549,586
                                                                              ------------
                             Steel - 0.4%
 1,000,000     AA-/A1        Nucor Corp., 6.0%, 1/1/09 (144A)                 $  1,110,926
                                                                              ------------
                             Total Materials                                  $ 28,032,893
                                                                              ------------
                             Capital Goods - 5.3%
                             Aerospace & Defense - 1.3%
 1,500,000     B/B3          K&F Industries, 9.625%, 12/15/10                 $  1,665,000
   500,000     BB-/Ba3       L-3 Communications Corp., 6.125%, 7/15/13
                               (144A)                                              505,000
 1,500,000     BB-/Ba3       L-3 Communications Corp., 7.625%, 6/15/12           1,650,000
                                                                              ------------
                                                                              $  3,820,000
                                                                              ------------
                             Building Products - 1.1%
 1,500,000     B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09        $  1,605,000
 1,650,000     B+/B1         Nortek Inc., 9.125%, 9/1/07                         1,724,250
                                                                              ------------
                                                                              $  3,329,250
                                                                              ------------
                             Electrical Components & Equipment - 1.0%
 2,750,000     BBB-/Ba1      Thomas & Betts Corp., 7.25%, 6/1/13              $  2,750,000
                                                                              ------------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03                                      (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                         Value
                             Industrial Machinery - 1.9%
$1,000,000     B+/B2         The Manitowoc Co., Inc., 10.5%, 8/1/12         $  1,110,000
 1,950,000     B+/B2         JLG Industries Inc., 8.375%, 6/15/12              1,774,500
 2,775,000     BBB-/Baa3     Timken Co., 5.75%, 2/15/10                        2,921,534
                                                                            ------------
                                                                            $  5,806,034
                                                                            ------------
                             Total Capital Goods                            $ 15,705,284
                                                                            ------------
                             Commercial Services & Supplies - 0.2%
                             Office Services & Supplies - 0.2%
   750,000     BB-/B1        Moore North American Finance, 7.875%,
                               1/15/11 (144A)                               $    781,875
                                                                            ------------
                             Total Commercial Services & Supplies           $    781,875
                                                                            ------------
                             Transportation - 1.8%
                             Air Freight & Couriers - 0.8%
 2,000,000     BBB+/A3       Federal Express Corp., 8.4%, 3/23/10           $  2,265,060
                                                                            ------------
                             Airlines - 1.0%
 1,500,000     B-/Caa1       Northwest Airlines Inc., 9.875%, 3/15/07       $  1,185,000
 1,631,638     A+/A2         Southwest Airlines Co., 7.67%, 1/2/14             1,853,916
                                                                            ------------
                                                                            $  3,038,916
                                                                            ------------
                             Total Transportation                           $  5,303,976
                                                                            ------------
                             Automobiles & Components - 1.6%
                             Auto Parts & Equipment - 0.1%
   150,000     BB+/Ba1       Lear Corp., 7.96%, 5/15/05 (144A)              $    159,750
                                                                            ------------
                             Automobile Manufacturers - 1.5%
   500,000     BBB/A3        General Motors Capital Corp., 7.5%, 7/15/05    $    535,823
 2,000,000     BBB/Baa1      General Motors Corp., 9.4%, 7/15/21               2,149,004
 1,500,000     BBB/Baa2      Hertz Corp., 6.25%, 3/15/09                       1,513,305
   360,000     BBB/Baa2      Hertz Corp., 7.4%, 3/1/11                           368,708
                                                                            ------------
                                                                            $  4,566,840
                                                                            ------------
                             Total Automobiles & Components                 $  4,726,590
                                                                            ------------
                             Consumer Durables & Apparel - 0.9%
                             Home Furnishings - 0.5%
 1,355,000     BBB/Baa2      Mohawk Industries Inc., 7.2%, 4/15/12          $  1,587,823
                                                                            ------------
                             Homebuilding - 0.4%
 1,000,000     BB/Ba2        Beazer Homes USA, 8.375%, 4/15/12              $  1,107,500
                                                                            ------------
                             Total Consumer Durables & Apparel              $  2,695,323
                                                                            ------------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                           Value
                             Hotels, Restaurants & Leisure - 3.1%
                             Casinos & Gaming - 0.7%
$2,000,000     BBB-/Ba1      Park Place Entertainment, 7.0%, 4/15/13
                               (144A)                                         $  2,140,000
                                                                              ------------
                             Hotels, Resorts & Cruise Lines - 1.9%
 1,885,000     BBB-/Ba1      Hilton Hotels, 7.625%, 12/1/12                   $  2,064,075
 2,250,000     BB+/Ba1       Starwood Hotels Resorts, 7.875%, 5/1/12             2,463,750
 1,200,000     B/B2          John Q. Hamons Hotels, 8.875%, 5/15/12              1,260,000
                                                                              ------------
                                                                              $  5,787,825
                                                                              ------------
                             Leisure Facilities - 0.5%
 1,500,000     B/B2          Premier Parks, Inc., 9.75%, 6/15/07              $  1,485,000
                                                                              ------------
                             Total Hotels, Restaurants & Leisure              $  9,412,825
                                                                              ------------
                             Media - 4.9%
                             Broadcasting & Cable TV - 2.8%
 2,500,000     BB+/Ba1       British Sky Broadcasting, 8.2%, 7/15/09          $  2,962,500
 2,200,000     BBB/Baa3      Continental Cablevision, Inc., 9.5%, 8/1/13         2,532,365
 2,400,000     BBB/Baa1      Cox Enterprises, Inc., 7.375%, 6/15/09 (144A)       2,848,898
                                                                              ------------
                                                                              $  8,343,763
                                                                              ------------
                             Movies & Entertainment - 1.2%
   220,000     BBB+/Baa1     AOL Time Warner, Inc., 6.125%, 4/15/06           $    240,558
 1,250,000     BBB+/Baa1     AOL Time Warner, Inc., 6.875%, 5/1/12               1,427,020
 1,500,000     BBB+/Baa1     AOL Time Warner, Inc., 9.15%, 2/1/23                1,896,053
                                                                              ------------
                                                                              $  3,563,631
                                                                              ------------
                             Publishing - 0.9%
   820,000     A-/Baa1       Harcourt General Inc., 7.2%, 8/1/27              $    925,139
 1,550,000     BBB-/Baa3     News America Holdings, 8.5%, 2/23/25                1,935,284
                                                                              ------------
                                                                              $  2,860,423
                                                                              ------------
                             Total Media                                      $ 14,767,817
                                                                              ------------
                             Retailing - 1.6%
                             Department Stores - 0.4%
 1,136,000     BB+/Ba3       JC Penney Co. Inc., 9.75%, 6/15/21               $  1,170,080
                                                                              ------------
                             Distributors - 0.6%
 1,950,000     B-/B3         Wesco Distribution Inc., 9.125%, 6/1/08          $  1,818,375
                                                                              ------------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03                                      (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                         Value
                             Specialty Stores - 0.6%
$1,675,000     BBB-/Baa3     Toys R Us, 7.875%, 4/15/13                     $  1,801,823
                                                                            ------------
                             Total Retailing                                $  4,790,278
                                                                            ------------
                             Food & Drug Retailing - 1.0%
                             Food Distributors - 0.6%
   625,000     BBB/Baa3      SuperValu Inc., 7.5%, 5/15/12                  $    712,614
 1,000,000     BBB/Baa3      SuperValu Inc., 8.875%, 11/15/22                  1,047,123
                                                                            ------------
                                                                            $  1,759,737
                                                                            ------------
                             Hypermarkets & Supercenters - 0.4%
 1,000,000     AA/Aa2        Wal-Mart Stores, Inc., 8.62%, 1/1/10           $  1,158,610
                                                                            ------------
                             Total Food & Drug Retailing                    $  2,918,347
                                                                            ------------
                             Food, Beverage & Tobacco - 0.8%
                             Packaged Foods & Meats - 0.8%
 2,257,000     BBB/Baa3      Tyson Foods, Inc., 7.0%, 1/15/28               $  2,278,092
                                                                            ------------
                             Total Food, Beverage & Tobacco                 $  2,278,092
                                                                            ------------
                             Health Care Equipment & Supplies - 3.4%
                             Health Care Distributors and Services - 0.6%
 1,650,000     BB-/B2        Biovail Corp., 7.875%, 4/1/10                  $  1,749,000
                                                                            ------------
                             Health Care Equipment - 1.3%
 1,070,000     BBB/Baa3      Beckman Instruments, Inc., 7.05%, 6/1/26       $  1,245,659
   500,000     BBB/Baa3      Beckman Industries Inc., 7.45%, 3/4/08              589,794
 2,000,000     A-/Baa1       Guidant Corp., 6.15%, 2/15/06                     2,171,042
                                                                            ------------
                                                                            $  4,006,495
                                                                            ------------
                             Health Care Facilities - 1.1%
   375,000     BBB-/Ba1      Columbia HCA Healthcare Corp., 7.25%,
                               5/20/08                                      $    413,670
 2,660,000     BBB-/Ba1      HCA Inc., 6.3%, 10/1/12                           2,719,472
                                                                            ------------
                                                                            $  3,133,142
                                                                            ------------
                             Health Care Supplies - 0.4%
 1,374,000     BBB-/Ba1      Bausch & Lomb Inc., 7.125%, 8/1/28             $  1,317,323
                                                                            ------------
                             Total Health Care Equipment & Supplies         $ 10,205,960
                                                                            ------------
                             Banks - 1.2%
                             Regional Banks - 0.5%
 1,250,000     BBB-/Baa3     Hudson United Bank, 7.0%, 5/15/12              $  1,422,393
                                                                            ------------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                         Value
                             Thrifts & Mortgage Finance - 0.7%
$1,900,000     BBB-/Baa3     Sovereign Bank, 5.125%, 3/15/13                $  1,962,191
                                                                            ------------
                             Total Banks                                    $  3,384,584
                                                                            ------------
                             Diversified Financials - 4.8%
                             Consumer Finance - 2.2%
 1,500,000     BB+/Baa3      Capital One Financial Corp., 7.125%, 8/1/08    $  1,599,381
 2,250,000     A/A1          Household Finance Co., 6.375%, 10/15/11           2,558,392
 2,230,000     BBB+/Baa1     MBNA America Bank, 5.375%, 1/15/08                2,410,982
                                                                            ------------
                                                                            $  6,568,755
                                                                            ------------
                             Diversified Financial Services - 1.8%
 1,100,000     A+/Aa2        Associates Corp., 8.15%, 8/1/09                $  1,332,856
 2,450,000     A-/Baa3       Brascan Corp., 5.75%, 3/1/10                      2,607,738
 1,600,000     BB-/Baa2      PF Export Rec Master Trust, 6.436%,
                               6/1/15 (144A)                                   1,620,000
                                                                            ------------
                                                                            $  5,560,594
                                                                            ------------
                             Specialized Finance - 0.8%
 2,100,000     BBB-/Baa3     GATX Financial Corp., 8.875%, 6/1/09           $  2,256,374
                                                                            ------------
                             Total Diversified Financials                   $ 14,385,723
                                                                            ------------
                             Insurance - 2.6%
                             Life & Health Insurance - 1.0%
 2,850,000     BBB/Baa3      Provident Companies Inc., 7.0%, 7/15/18        $  2,850,000
                                                                            ------------
                             Multi-Line Insurance - 0.7%
 1,000,000     BB-/B1        Allmerica Financial Corp., 7.625%, 10/15/25    $    890,000
 1,000,000     A+/A1         American General Finance Corp., 8.125%,
                               8/15/09                                         1,240,860
                                                                            ------------
                                                                            $  2,130,860
                                                                            ------------
                             Property & Casualty Insurance - 0.9%
 1,500,000     BBB+/Baa2     Berkley (WR) Corp., 5.875%, 2/15/13            $  1,595,300
 1,000,000     BBB+/Baa2     Berkley (WR) Corp., 8.7%, 1/1/22                  1,244,724
                                                                            ------------
                                                                            $  2,840,024
                                                                            ------------
                             Total Insurance                                $  7,820,884
                                                                            ------------
                             Real Estate - 4.9%
                             Real Estate Management & Development - 0.8%
 2,200,000     BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15        $  2,307,250
                                                                            ------------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03                                      (continued)
--------------------------------------------------------------------------------

               S&P/Moody's
Principal      Ratings
Amount         (unaudited)                                                          Value
                             Real Estate Investment Trusts - 4.1%
$1,500,000     B-/B3         BF Saul REIT, 9.75%, 4/1/08                     $  1,500,000
 1,100,000     BBB-/Baa3     Colonial Realty LP, 6.15%, 4/15/13                 1,164,525
 1,110,000     BBB-/Baa3     Colonial Realty Senior Note, 7.0%, 7/14/07         1,235,611
 2,010,000     BBB-/Ba1      Health Care REIT, Inc., 7.5%, 8/15/07              2,147,643
   935,000     BBB-/Ba1      Health Care REIT, Inc., 8.0%, 9/12/12              1,005,786
 1,450,000     BBB-/Baa3     Hospitality Properties Trust, 6.75%, 2/15/13       1,537,755
   750,000     BBB/Baa2      Mack-Cali Realty Corp., 4.6%, 6/15/13                733,160
 1,500,000     BBB/Baa2      Mack-Cali Realty Corp., 7.25%, 3/15/09             1,759,958
 1,250,000     B-/B2         Meristar Hospitality Corp., 9.12%, 1/15/11         1,225,000
                                                                             ------------
                                                                             $ 12,309,438
                                                                             ------------
                             Total Real Estate                               $ 14,616,688
                                                                             ------------
                             Technology Hardware & Development - 2.1%
                             Computer Hardware - 0.7%
 2,000,000     BBB-/Baa3     NCR Corp., 7.125%, 6/15/09                      $  2,197,012
                                                                             ------------
                             Technology Distributors - 1.4%
 2,600,000     BBB-/Baa3     Arrow Electronics Inc., 6.875%, 7/1/13          $  2,574,995
 1,450,000     BB-/Ba2       Ingram Micro Inc., 9.875%, 8/15/08 (144A)          1,566,000
                                                                             ------------
                                                                             $  4,140,995
                                                                             ------------
                             Total Technology Hardware & Development         $  6,338,007
                                                                             ------------
                             Semiconductors - 0.3%
   700,000     B/B2          Fairchild Semiconductor, 10.5%, 2/1/09          $    787,500
                                                                             ------------
                             Total Semiconductors                            $    787,500
                                                                             ------------
                             Telecommunication Services - 1.4%
                             Integrated Telecommunication Services - 0.6%
 1,500,000     BBB-/Baa3     Sprint Capital Corp., 7.625%, 1/30/11           $  1,712,169
                                                                             ------------
                             Wireless Telecommunication Services - 0.8%
 2,000,000     BBB/Baa2      AT&T Wireless, 8.125%, 5/1/12                   $  2,409,710
                                                                             ------------
                             Total Telecommunication Services                $  4,121,879
                                                                             ------------
                             Utilities - 6.4%
                             Electric Utilities - 5.0%
 2,400,000     BBB/Ba2       CMS Panhandle, 6.5%, 7/15/09                    $  2,652,000
 2,000,000     BBB+/Baa1     Constellation Energy Group, 7.0%, 4/1/12           2,329,660
 1,000,000     BBB+/Baa1     Dominion Resources Inc., 5.7%, 9/17/12             1,097,460
 2,000,000     BBB-/Baa3     Empresa Elec Guacolda SA, 8.625%,
                               4/30/13 (144A)                                   2,097,433


18    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                             Value
                            Electric Utilities - (continued)
$ 800,000     BBB-/Baa3     FLP Energy American Wind, 6.639%,
                              6/20/23 (144A)                                   $    800,000
  750,000     BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05                    806,211
2,250,000     BBB/Baa1      Oncor Electric Delivery, 6.375%, 1/15/15
                              (144A)                                              2,552,455
1,300,000     BBB+/Baa1     Public Service Co. of Colorado, 7.875%, 10/1/12       1,636,660
  900,000     BBB-/Baa3     Xcel Energy Inc., 7.0%, 12/1/10                       1,029,293
                                                                               ------------
                                                                               $ 15,001,172
                                                                               ------------
                            Multi-Utilities & Unregulated Power - 1.4%
3,045,000     B/B3          Illinova Corp., 7.5%, 6/15/09                      $  3,075,450
1,000,000     A-/Baa1       Oneok, Inc., 6.0%, 2/1/09                             1,064,090
                                                                               ------------
                                                                               $  4,139,540
                                                                               ------------
                            Total Utilities                                    $ 19,140,712
                                                                               ------------
                            TOTAL CORPORATE BONDS
                            (Cost $166,731,051)                                $179,907,499
                                                                               ------------

                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 35.6%
    11,107      Federal Home Loan Mortgage Corp., 10.5%, 4/1/19                      12,833
    40,483      Federal Home Loan Mortgage Corp., 7.5%, 7/1/30                       43,025
    31,802      Federal Home Loan Mortgage Corp., 7.0%, 12/1/30                      33,348
   582,241      Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                      605,908
 8,483,099      Federal Home Loan Mortgage Corp.,
                  6.0%, 1/1/33 to 3/1/33                                          8,795,612
     1,198      Federal Home Loan Mortgage Corp.,
                  REMIC Series 1988-24B, 9.5%, 1/15/05                                1,201
    94,830      Federal Home Loan Mortgage Corp.,
                  REMIC Series 1145G, 8.0%, 9/15/06                                  95,198
    55,491      Federal National Mortgage Association, 11.0%, 6/1/19                 64,656
     1,892      Federal National Mortgage Association, 10.0%, 7/1/19                  2,074
    69,873      Federal National Mortgage Association,
                  7.5%, 8/1/20 to 4/1/30                                             74,470
 3,390,191      Federal National Mortgage Association,
                  7.0%, 7/1/22 to 1/1/32                                          3,571,695
 7,514,034      Federal National Mortgage Association,
                  6.5%, 5/1/31 to 10/1/32                                         7,835,997
 8,299,322      Federal National Mortgage Association,
                  6.0%, 2/1/32 to 4/1/33                                          8,628,031


The accompanying notes are an integral part of these financial statements.    19

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03                                      (continued)
--------------------------------------------------------------------------------

Principal
Amount                                                                    Value
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$ 1,975,041      Federal National Mortgage Association,
                   5.5%, 3/1/33 to 5/1/33                          $  2,044,864
    253,400      Federal National Mortgage Association,
                   REMIC Series 95-23D, 7.0%, 10/25/07                  271,915
    102,895      Federal National Mortgage Association,
                   REMIC Series 1993-129KB, 6.5%, 4/25/08               103,502
     55,842      Federal National Mortgage Association,
                   REMIC Series 1989-19A, 10.3%, 4/25/19                 62,368
      7,751      Federal National Mortgage Association,
                   REMIC Series 1989-19B, 10.3%, 4/25/19                 10,564
  1,000,000      Government National Mortgage Association,
                   5.0%, TBA 30 YRS                                   1,024,062
     75,580      Government National Mortgage Association,
                   10.0%, 5/15/04 to 7/15/20                             86,647
      7,340      Government National Mortgage Association,
                   9.5%, 5/15/20                                          8,275
     45,835      Government National Mortgage Association,
                   7.75%, 2/15/30                                        49,269
  4,091,519      Government National Mortgage Association,
                   7.5%, 2/15/26 to 12/15/31                          4,348,249
  4,976,573      Government National Mortgage Association,
                   7.0%, 12/15/13 to 6/15/31                          5,262,022
 15,173,848      Government National Mortgage Association,
                   6.5%, 2/15/29 to 9/15/32                          15,940,812
 12,945,623      Government National Mortgage Association,
                   6.0%, 11/15/32 to 3/15/33                         13,579,595
    919,966      Government National Mortgage Association,
                   5.5%, 4/15/33                                        959,927
     25,683      Government National Mortgage Association I,
                   10.0%, 1/15/06                                        28,022
     77,382      Government National Mortgage Association I,
                   7.5%, 10/15/29                                        82,262
    493,822      Government National Mortgage Association I,
                   7.0%, 12/15/30 to 3/15/31                            521,650
  1,232,043      Government National Mortgage Association II,
                   7.0%, 1/2/29 to 12/20/30                           1,295,981


20    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount                                                                        Value
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$    92,017      Government National Mortgage Association II,
                   6.5%, 2/20/29                                       $     96,251
  7,250,000      U.S. Treasury Notes, 3.5%, 1/15/11                       8,713,159
  1,000,000      U.S. Treasury Notes, 4.875%, 2/15/12                     1,111,562
  5,750,000      U.S. Treasury Notes, 3.0%, 7/15/12                       6,483,309
  2,250,000      U.S. Treasury Notes, 4.0%, 11/15/12                      2,341,319
  7,775,000      U.S. Treasury Notes, 7.5%, 11/15/16                     10,554,260
     25,000      U.S. Treasury Notes, 7.875%, 2/15/21                        35,692
  1,000,000      U.S. Treasury Bonds, 8.0%, 11/15/21                      1,448,712
                                                                       ------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $101,598,279)                                   $106,228,298
                                                                       ------------
                 FOREIGN GOVERNMENT SPONSORED - 0.7%
  1,950,000      Republic Of Chile, 5.5%, 1/15/13                      $  2,063,100
                                                                       ------------
                 TOTAL FOREIGN GOVERNMENT SPONSORED
                 (Cost $1,940,510)                                     $  2,063,100
                                                                       ------------
                 MUNICIPAL BONDS - 0.9%
                 Government Security - 0.9%
  2,100,000      State General Obligation, 5.25%, 2/1/28               $  2,147,775
    570,000      Tobacco Settlement Authority Iowa, 6.79%, 6/1/10           592,544
                                                                       ------------
                                                                       $  2,740,319
                                                                       ------------
                 TOTAL MUNICIPAL BONDS
                 (Cost $2,729,534)                                     $  2,740,319
                                                                       ------------
                 TEMPORARY CASH INVESTMENTS - 4.4%
                 Repurchase Agreement - 3.3%
  9,800,000      Bear Stearns & Co., Inc., 1.08% dated 6/30/03,
                 repuchase price of $9,800,000 plus accrued
                 interest on 7/1/03, collateralized by $9,576,000
                 U.S. Treasury Bond, 11.875%, 11/15/03                 $  9,800,000
                                                                       ------------
                 Securities Lending Collateral - 1.1%
  3,330,705      Securities Lending Investment Fund, 1.21%             $  3,330,705
                                                                       ------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $13,130,705)                                    $ 13,130,705
                                                                       ------------
                 TOTAL INVESTMENT IN SECURITIES - 102.3%
                 (Cost $287,139,554)(a)(b)                             $305,220,777
                                                                       ------------
                 OTHER ASSETS AND LIABILITIES - (2.3)%                 $ (7,019,096)
                                                                       ------------
                 TOTAL NET ASSETS - 100.0%                             $298,201,681
                                                                       ============


The accompanying notes are an integral part of these financial statements.    21

Pioneer Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03                                      (continued)
--------------------------------------------------------------------------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2003 the value of these securities amounted to $13,594,809 or 4.6% of total net assets.

Note: The Fund's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

      TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(a) At June 30, 2003, the net unrealized gain on investment, based on cost for federal income tax purposes of $287,570,821 was as follows:

            Aggregate gross unrealized gain for all investments
            in which there is an excess of value over tax cost      $18,512,080

            Aggregate gross unrealized loss for all investments
            in which there is an excess of tax cost over value         (862,124)
                                                                    -----------
            Net unrealized gain                                     $17,649,956
                                                                    -----------

(b) At June 30, 2003 the Fund had a net capital loss carryforward of $14,182,972 which will expire between 2004 and 2011 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2003, were as follows:

                                 Purchases          Sales
                                -----------      -----------
Long-term US Government         $91,333,870      $76,084,729
Other Long-term Securities      $91,597,453      $49,430,321


22    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/03
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
     $3,260,049) (cost $287,139,554)                          $305,220,777
  Cash                                                              75,719
  Receivables -
     Investment securities sold                                  1,655,784
     Fund shares sold                                            1,194,162
     Interest                                                    4,088,311
  Other                                                                510
                                                              ------------
       Total assets                                           $312,235,263
                                                              ------------
LIABILITIES:
  Payables -
     Investment securities purchased                          $  9,578,298
     Fund shares repurchased                                       420,873
     Upon return of securities loaned                            3,330,705
     Dividends                                                     204,087
  Due to affiliates                                                345,475
  Accrued expenses                                                 154,144
                                                              ------------
       Total liabilities                                      $ 14,033,582
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $293,639,279
  Accumulated undistributed net investment income                1,095,418
  Accumulated net realized loss on investments                 (14,614,239)
  Net unrealized gain on investments                            18,081,223
                                                              ------------
       Total net assets                                       $298,201,681
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $183,338,146/19,484,350 shares)           $       9.41
                                                              ============
  Class B (based on $77,367,129/8,258,756 shares)             $       9.37
                                                              ============
  Class C (based on $29,776,846/3,197,316 shares)             $       9.31
                                                              ============
  Class R (based on $514.66/54.17 shares)                     $       9.50
                                                              ============
  Class Y (based on $7,719,045/825,331 shares)                $       9.35
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A ($9.41 [divided by] 95.5%)                          $       9.85
                                                              ============
  Class C ($9.31 [divided by] 99.0%)                          $       9.40
                                                              ============


The accompanying notes are an integral part of these financial statements.    23

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 6/30/03

INVESTMENT INCOME:
  Interest                                                                     $16,666,299
                                                                               -----------
EXPENSES:
  Management fees                                             $1,339,278
  Transfer agent fees
     Class A                                                     481,205
     Class B                                                     269,473
     Class C                                                     125,837
     Class Y                                                         908
  Distribution fees
     Class A                                                     408,260
     Class B                                                     741,501
     Class C                                                     249,919
     Class R                                                           1
  Administrative fees                                             57,109
  Custodian fees                                                  24,784
  Registration fees                                              116,216
  Printing fees                                                  107,813
  Professional fees                                               86,267
  Fees and expenses of nonaffiliated trustees                     13,331
  Miscellaneous fees                                              11,054
                                                              ----------
     Total expenses                                                            $ 4,032,956
     Less fees paid indirectly                                                      (9,893)
                                                                               -----------
     Net expenses                                                              $ 4,023,063
                                                                               -----------
       Net investment income                                                   $12,643,236
                                                                               -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                             $   968,973
  Change in net unrealized gain on investments                                  14,687,945
                                                                               -----------
     Net gain on investments                                                   $15,656,918
                                                                               -----------
     Net increase in net assets resulting from operations                      $28,300,154
                                                                               ===========


24    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 6/30/03 and 6/30/02

                                                       Year Ended       Year Ended
                                                         6/30/03          6/30/02
FROM OPERATIONS:
 Net investment income                                $  12,643,236    $  10,507,973
 Net realized gain on investments                           968,973          607,828
 Change in net unrealized gain on investments            14,687,945        2,465,620
                                                      -------------    -------------
   Net increase in net assets resulting from
    operations                                        $  28,300,154    $  13,581,421
                                                      -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
  Class A ($0.46 and $0.54 per share, respectively)   $  (8,363,505)   $  (7,557,499)
  Class B ($0.40 and $0.48 per share, respectively)      (3,314,500)      (2,734,621)
  Class C ($0.40 and $0.46 per share, respectively)      (1,123,049)        (568,282)
  Class R ($0.11 and $0.00 per share, respectively)              (6)              --
  Class Y ($0.54 and $0.45 per share, respectively)        (321,408)        (173,109)
                                                      -------------    -------------
   Total distributions to shareowners                 $ (13,122,468)   $ (11,033,511)
                                                      -------------    -------------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                     $ 222,515,591    $ 136,048,667
 Shares issued in reorganization                                 --       33,044,571
 Reinvestment of distributions                           10,050,710        8,321,639
 Cost of shares repurchased                            (175,102,198)     (98,014,964)
                                                      -------------    -------------
   Net increase in net assets resulting from Fund
    share transactions                                $  57,464,103    $  79,399,913
                                                      -------------    -------------
   Net increase in net assets                         $  72,641,789    $  81,947,823
NET ASSETS:
 Beginning of year                                      225,559,892      143,612,069
                                                      -------------    -------------
 End of year (including accumulated undistributed
  net investment income of $1,095,418 and
  $161,700, respectively)                             $ 298,201,681    $ 225,559,892
                                                      =============    =============


The accompanying notes are an integral part of these financial statements.    25

Pioneer Bond Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Years Ended 6/30/03 and 6/30/02

                                     '03 Shares        '03 Amount       '02 Shares      '02 Amount
CLASS A
Shares sold                           16,128,548    $  146,153,233       9,485,648    $  84,087,153
Shares issued in reorganization               --                --       2,857,467       25,353,014
Reinvestment of distributions            745,978         6,774,637         669,010        5,938,451
Less shares repurchased              (13,550,753)     (122,723,856)     (8,017,192)     (71,514,559)
                                     -----------    --------------      ----------    -------------
  Net increase                         3,323,773    $   30,204,014       4,994,933    $  43,864,059
                                     ===========    ==============      ==========    =============
CLASS B
Shares sold                            5,042,987    $   45,156,069       3,734,792    $  33,130,445
Shares issued in reorganization               --                --         815,332        7,227,654
Reinvestment of distributions            258,682         2,338,271         212,419        1,882,566
Less shares repurchased               (3,777,499)      (33,938,002)     (2,388,364)     (21,291,457)
                                     -----------    --------------      ----------    -------------
  Net increase                         1,524,170    $   13,556,338       2,374,179    $  20,949,208
                                     ===========    ==============      ==========    =============
CLASS C
Shares sold                            2,962,634    $   26,458,900       1,672,898    $  14,746,355
Reinvestment of distributions             84,239           758,804          44,342          391,303
Less shares repurchased               (1,894,835)      (16,868,680)       (517,216)      (4,582,952)
                                     -----------    --------------      ----------    -------------
  Net increase                         1,152,038    $   10,349,024       1,200,024    $  10,554,706
                                     ===========    ==============      ==========    =============
CLASS Y
Shares sold                              525,218    $    4,746,888         461,986    $   4,084,714
Shares issued in reorganization               --                --          52,300          463,903
Reinvestment of distributions             19,809           178,998          12,366          109,319
Less shares repurchased                 (176,436)       (1,571,660)        (69,912)        (625,996)
                                     -----------    --------------      ----------    -------------
  Net increase                           368,591    $    3,354,226         456,740    $   4,031,940
                                     ===========    ==============      ==========    =============
CLASS R (a)
Shares sold                                   54    $          501
Reinvestment of distributions                 --                --
Less shares repurchased                       --                --
                                     -----------    --------------
  Net increase                                54    $          501
                                     ===========    ==============

(a) Class R shares were first publicly offered April 1, 2003.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended  Year Ended   Year Ended   Year Ended
                                                             6/30/03    6/30/02(a)    6/30/01      6/30/00      6/30/99
CLASS A
Net asset value, beginning of year                          $   8.89     $   8.78     $  8.47      $   8.94     $   9.37
                                                            --------     --------     -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.45     $   0.52     $  0.57      $   0.58     $   0.56
 Net realized and unrealized gain (loss) on investments         0.53         0.13        0.31         (0.47)       (0.43)
                                                            --------     --------     -------      --------     --------
  Net increase from investment operations                   $   0.98     $   0.65     $  0.88      $   0.11     $   0.13
Distributions to shareowners:
 Net investment income                                         (0.46)       (0.54)      (0.57)        (0.58)       (0.56)
                                                            --------     --------     -------      --------     --------
Net increase (decrease) in net asset value                  $   0.52     $   0.11     $  0.31      $  (0.47)    $  (0.43)
                                                            --------     --------     -------      --------     --------
Net asset value, end of year                                $   9.41     $   8.89     $  8.78      $   8.47     $   8.94
                                                            ========     ========     =======      ========     ========
Total return*                                                  11.38%        7.58%      10.70%         1.30%        1.35%
Ratio of net expenses to average net assets+                    1.20%        1.16%       1.21%         1.18%        1.04%
Ratio of net investment income to average net assets+           5.02%        5.79%       6.53%         6.68%        6.01%
Portfolio turnover rate                                           48%          59%         43%           60%          46%
Net assets, end of year (in thousands)                      $183,338     $143,713     $98,004      $102,349     $129,487
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   1.20%        1.16%       1.18%         1.15%        1.02%
 Net investment income                                          5.02%        5.79%       6.56%         6.71%        6.03%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

The accompanying notes are an integral part of these financial statements.    27

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                            6/30/03    6/30/02(a)    6/30/01      6/30/00      6/30/99
CLASS B
Net asset value, beginning of year                          $  8.87     $  8.77      $  8.44      $  8.91      $  9.33
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.37     $  0.44      $  0.50      $  0.50      $  0.48
 Net realized and unrealized gain (loss) on investments        0.53        0.14         0.30        (0.46)       (0.42)
                                                            -------     -------      -------      -------      -------
  Net increase from investment operations                   $  0.90     $  0.58      $  0.80      $  0.04      $  0.06
Distributions to shareowners:
 Net investment income                                        (0.40)      (0.48)       (0.47)       (0.51)       (0.48)
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.50     $  0.10      $  0.33      $ (0.47)     $ (0.42)
                                                            -------     -------      -------      -------      -------
Net asset value, end of year                                $  9.37     $  8.87      $  8.77      $  8.44      $  8.91
                                                            =======     =======      =======      =======      =======
Total return*                                                 10.44%       6.78%        9.71%        0.48%        0.57%
Ratio of net expenses to average net assets+                   2.02%       1.95%        2.05%        2.05%        1.86%
Ratio of net investment income to average net assets+          4.22%       5.02%        5.72%        5.81%        5.18%
Portfolio turnover rate                                          48%         59%          43%          60%          46%
Net assets, end of year (in thousands)                      $77,367     $59,729      $38,231      $37,269      $49,816
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  2.02%       1.95%        2.04%        2.03%        1.83%
 Net investment income                                         4.22%       5.02%        5.73%        5.83%        5.21%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.


28    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                            6/30/03    6/30/02(a)    6/30/01      6/30/00      6/30/99
CLASS C
Net asset value, beginning of year                          $  8.83     $  8.73      $  8.46      $  8.89      $  9.31
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.37     $  0.44      $  0.48      $  0.48      $  0.48
 Net realized and unrealized gain (loss) on investments        0.51        0.12         0.30        (0.45)       (0.42)
                                                            -------     -------      -------      -------      -------
  Net increase from investment operations                   $  0.88     $  0.56      $  0.78      $  0.03      $  0.06
Distributions to shareowners:
 Net investment income                                        (0.40)      (0.46)       (0.51)       (0.46)       (0.48)
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $  0.48     $  0.10      $  0.27      $ (0.43)     $ (0.42)
                                                            -------     -------      -------      -------      -------
Net asset value, end of year                                $  9.31     $  8.83      $  8.73      $  8.46      $  8.89
                                                            =======     =======      =======      =======      =======
Total return*                                                 10.28%       6.55%        9.46%        0.36%        0.60%
Ratio of net expenses to average net assets+                   2.16%       2.14%        2.18%        2.32%        1.86%
Ratio of net investment income to average net assets+          4.05%       4.78%        5.56%        5.53%        5.17%
Portfolio turnover rate                                          48%         59%          43%          60%          46%
Net assets, end of year (in thousands)                      $29,777     $18,067      $ 7,377      $ 6,264      $10,369
Ratios with reduction for fees paid indirectly:
Net expenses                                                   2.16%       2.15%        2.15%        2.30%        1.83%
Net investment income                                          4.05%       4.77%        5.59%        5.55%        5.20%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.01 per share, an increase in net realized and unrealized gain (loss) on investments of $0.01 per share, and the ratio of net investment income to average net assets decreased by 0.18%.


The accompanying notes are an integral part of these financial statements.    29

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             4/1/03
                                                               to
                                                            6/30/03
CLASS R (a)
Net asset value, beginning of period                        $  9.19
                                                            -------
Increase from investment operations:
 Net investment income                                      $  0.10
 Net realized and unrealized gain on investments               0.32
                                                            -------
   Net increase from investment operations                  $  0.42
Distributions to shareowners:
 Net investment income                                        (0.11)
                                                            -------
Net increase in net asset value                             $  0.31
                                                            -------
Net asset value, end of period                              $  9.50
                                                            =======
Total return*                                                  4.55%
Ratio of net expenses to average net assets+                   1.42%**
Ratio of net investment income to average net assets+          4.13%**
Portfolio turnover rate                                          48%
Net assets, end of period (in thousands)                    $     1
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.42%**
 Net investment income                                         4.13%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

(a) Class R shares were first publicly offered on April 1, 2003.

30    The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           9/20/01
                                                          Year Ended          to
                                                            6/30/03       6/30/02(b)
CLASS Y (a)
Net asset value, beginning of period                        $  8.87        $  8.85
                                                            -------        -------
Increase from investment operations:
 Net investment income                                      $  0.51        $  0.43
 Net realized and unrealized gain on investments               0.51           0.04
                                                            -------        -------
   Net increase from investment operations                  $  1.02        $  0.47
Distributions to shareowners:
 Net investment income                                        (0.54)         (0.45)
                                                            -------        -------
Net increase in net asset value                             $  0.48        $  0.02
                                                            -------        -------
Net asset value, end of period                              $  9.35        $  8.87
                                                            =======        =======
Total return*                                                 11.86%          5.48%
Ratio of net expenses to average net assets+                   0.67%          0.64%**
Ratio of net investment income to average net assets+          5.54%          6.28%**
Portfolio turnover rate                                          48%            59%
Net assets, end of period (in thousands)                    $ 7,719        $ 4,051
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  0.67%          0.64%**
 Net investment income                                         5.54%          6.28%**

(a) Class Y shares were first publicly offered on September 20, 2001.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

+   Ratios with no reduction for fees paid indirectly.

(b) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.23%.


The accompanying notes are an integral part of these financial statements.    31

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares - Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered April 1, 2003. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distributions fees and has exclusive voting rights with respect to the distribution plans that has been adopted by Class A, Class B, Class C, and Class R shareowners, respectively. There is no distribution plan for Class Y shares.

On September 28, 2001 (Closing Date), the Fund acquired the assets of the Pioneer Limited Maturity Bond Fund in exchange solely for (I) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Fund and (II) the assumption by the Fund of the liabilities of the Pioneer Limited Maturity Bond Fund. Following this transfer, the Pioneer Limited Maturity Bond Fund was liquidated and dissolved and Class A, B, and Y shares of the Fund were distributed to the former shareowners of the Pioneer Limited Maturity Bond Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareowner of the Pioneer Limited Maturity Bond Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The unrealized appreciation of $707,251 at the date of transfer was treated as non-taxable by the Pioneer Limited Maturity Bond Fund. As such, the Pioneer Bond Fund's basis in the securities transferred reflects their historical cost basis as of the date of transfer. The portfolio turnover shown in the financial highlights excludes purchases and sales of securities by the Pioneer Limited Maturity Bond Fund prior to the date of transfer. The shares issued in connection with the acquisition are included in shares sold in the

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

statement of changes in net assets. The net assets, net asset values per share and shares outstanding as of the Closing Date were:

                         Limited Maturity Bond Fund
                            (Pre-reorganization)
----------------------------------------------------------------------------
                               Class A           Class B         Class Y
----------------------------------------------------------------------------
Net Assets                   $ 25,353,014      $ 7,227,654      $ 463,902

Shares Outstanding              6,789,834        1,943,967        123,913

Net Asset Value Per Share            3.73             3.72           3.74

                                         Bond Fund
                                   (Pre-reorganization)
-------------------------------------------------------------------------------------------
                          Class A           Class B           Class C          Class Y
-------------------------------------------------------------------------------------------
Net Assets             $ 105,362,478      $ 42,828,737      $ 9,521,769      $ 1,521,296

Shares
Outstanding               11,875,065         4,831,398        1,079,669          171,511

Net Asset Value
Per Share                       8.87              8.86             8.82             8.87

                                        Bond Fund
                                  (Post-reorganization)
-----------------------------------------------------------------------------------------
                           Class A           Class B         Class C         Class Y
-----------------------------------------------------------------------------------------
Net Assets              $ 130,715,492      $50,056,389      $9,521,769      $1,985,198

Shares
Outstanding                14,732,532        5,646,730       1,079,669         223,811

Net Asset Value
Per Share                        8.87             8.86            8.82            8.87

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03                                (continued)
--------------------------------------------------------------------------------

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of investment income, gains and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of the respective securities. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Amortization and accretion of premium or discount on debt securities is included in interest income. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

   For the year ending June 30, 2003, the Fund reclassified $2,672,897 to decrease paid-in capital, $1,412,950 to increase accumulative undistributed net investment income, and $1,259,947 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended June 30, 2003 and 2002 were as follows:

--------------------------------------------------------------
                                 2003             2002
--------------------------------------------------------------
  Distributions paid from:
   Ordinary income            $13,122,468      $11,033,511
   Long-term capital gain               -                -
                              -----------      -----------
                              $13,122,468      $11,033,511
   Return of capital                    -                -
                              -----------      -----------
    Total                     $13,122,468      $11,033,511
                              ===========      ===========

   The following shows components of distributable earnings on a federal income tax basis at June 30, 2003.

--------------------------------------------------------------
                                                   2003
--------------------------------------------------------------
  Undistributed ordinary income                $ 1,299,505
  Capital loss carryforward                    (14,182,972)
  Undistributed long-term gain                           -
  Unrealized appreciation                       17,649,956
                                               -----------
    Total                                      $ 4,766,489
                                               ===========

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03                                (continued)
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of amortization and accretion on debt securities.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $55,081 in underwriting commissions on the sale of Fund shares for year ended June 30, 2003.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R and Class Y shares can bear different transfer agent and distribution fees.

E. Repurchase Agreement

   With respect to purchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from the counterparties, is required to be at least

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Security Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2003, $134,093 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

Pioneer Bond Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03                                (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $76,489 in transfer agent fees payable to PIMSS at June 30, 2003.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R Shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $134,893 in distribution fees payable to PFD at June 30, 2003. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase may be subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For

Pioneer Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the year ended June 30, 2003, CDSCs in the amount of $254,739 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended June 30, 2003, the Fund's expenses were reduced by $9,893 under such arrangements.

Pioneer Bond Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Bond Fund (the "Fund") as of June 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Financial Highlights for each of the three years in the period ended June 30, 2001 were audited by other auditors who have ceased operations and whose report, dated August 10, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures whose replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the two years then ended in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
August 13, 2003

Pioneer Bond Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address                Position Held With the Trust       Term of Office/Length of Service
John F. Cogan, Jr. (77)*             Chairman of the Board,             Trustee since 1996.
                                     Trustee and President              Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Trust's investment adviser and certain of its affiliates.

---------------------------------------------------------------------------------------------------------------
Osbert Hood (50)**                   Trustee and                        Trustee since June 3, 2003.
                                     Executive Vice President           Serves until retirement or removal.

**Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address                Position Held With the Trust       Term of Office/Length of Service
Mary K. Bush (55)                    Trustee                            Trustee since 1997.
3509 Woodbine Street,                                                   Serves until retirement or removal.
Chevy Chase, MD 20815

---------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)         Trustee                            Trustee since 1996.
Boston University Healthcare                                            Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                           Other Directorships Held by this Trustee
Deputy Chairman and a Director of Pioneer Global Asset                Director of Harbor Global Company,
Management S.p.A. ("PGAM"); Non-Executive Chairman and a              Ltd.
Director of Pioneer Investment Management USA Inc.
("PIM-USA"); Chairman and a Director of Pioneer and the
various Momentum Funds; Director, Pioneer Alternative
Investments; Director and Chairman of the Supervisory
Board of Pioneer Czech Investment Company, a.s.;
President of all of the Pioneer Funds; and Of Counsel
(since 2000, partner prior to 2000), Hale and Dorr LLP
(counsel to PIM-USA and the Pioneer Funds)

---------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, PIM-USA since May,             None
2003 (Director since January, 2001); President and
Director of Pioneer since May, 2003; Chairman and
Director of Pioneer Investment Management Shareholder
Services, Inc. (PIMSS) since May, 2003; Executive Vice
President of all of the Pioneer Funds since June 3, 2003;
Executive Vice President and Chief Operating Officer of
PIM-USA, November 2000-May 2003; Executive Vice
President, Chief Financial Officer and Treasurer, John
Hancock Advisers, LLC, Boston, MA, November
1999-November 2000; Senior Vice President and Chief
Financial Officer, John Hancock Advisers, LLC, April
1997-November 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                           Other Directorships Held by this Trustee
President, Bush International (international financial                Director and/or Trustee of Brady
advisory firm)                                                        Corporation (industrial identification
                                                                      and specialty coated material products
                                                                      manufacturer), Mortgage Guaranty
                                                                      Insurance Corporation, R.J. Reynolds
                                                                      Tobacco Holdings, Inc. (tobacco) and
                                                                      Student Loan Marketing Association
                                                                      (secondary marketing of student loans)

---------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care                        None
Entrepreneurship, Boston University; Professor of
Management, Boston University School of Management;
Professor of Public Health, Boston University School of
Public Health; Professor of Surgery, Boston University
School of Medicine; and University Professor, Boston
University
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address                    Position Held With the Trust   Term of Office/Length of Service
Margaret B.W. Graham (56)                Trustee                        Trustee since 1996.
1001 Sherbrooke Street West,                                            Serves until retirement or removal.
Montreal, Quebec, Canada
---------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (55)                 Trustee                        Trustee since 1996.
One Boston Place, 28th Floor,                                           Serves until retirement or removal.
Boston, MA 02108
---------------------------------------------------------------------------------------------------------------
Stephen K. West (74)                     Trustee                        Trustee since 1996.
125 Broad Street,                                                       Serves until retirement or removal.
New York, NY 10004
---------------------------------------------------------------------------------------------------------------
John Winthrop (67)                       Trustee                        Trustee since 1996.
One North Adgers Wharf,                                                 Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address                    Position Held With the Trust   Term of Office/Length of Service
Joseph P. Barri (56)                     Secretary                      Since 1996.
                                                                        Serves at the discretion of Board.
---------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)                 Assistant Secretary            Since November, 2000.
                                                                        Serves at the discretion of Board.
---------------------------------------------------------------------------------------------------------------
Vincent Nave (58)                        Treasurer                      Since November, 2000.
                                                                        Serves at the discretion of Board.
---------------------------------------------------------------------------------------------------------------
Luis I. Presutti (38)                    Assistant Treasurer            Since November, 2000.
                                                                        Serves at the discretion of Board.
---------------------------------------------------------------------------------------------------------------
Gary Sullivan (45)                       Assistant Treasurer            Since May, 2002.
                                                                        Serves at the discretion of Board.
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                               Other Directorships Held by this
                                                                          Trustee
Founding Director, The Winthrop Group, Inc. (consulting                   None
firm); Professor of Management, Faculty of Management,
McGill University
---------------------------------------------------------------------------------------------------------------
President and Chief Executive Officer, Newbury, Piret &                   None
Company, Inc. (investment banking firm)
---------------------------------------------------------------------------------------------------------------
Senior Counsel, Sullivan & Cromwell (law firm)                            Director, The Swiss Helvetia
                                                                          Fund, Inc. (closed-end investment
                                                                          company), and AMVESCAP PLC
                                                                          (investment managers)
---------------------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                                      None
(private investment firm)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                               Other Directorships Held by this
                                                                          Trustee
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer               None
Funds
---------------------------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-Legal of                      None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all
of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
---------------------------------------------------------------------------------------------------------------
Vice President-Fund Accounting, Administration and Custody                None
Services of Pioneer (Manager from September 1996 to
February 1999); and Treasurer of all of the Pioneer Funds
(Assistant Treasurer from June 1999 to November 2000)
---------------------------------------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting, Administration                  None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
---------------------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting, Administration                   None
and Custody Services of Pioneer; and Assistant Treasurer of
all of the Pioneer Funds since May 2002
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address                 Position Held With the Trust      Term of Office/Length of Service
Alan Janson (32)                      Assistant Treasurer               Since July, 2002.
                                                                        Serves at the discretion of Board.
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                               Other Directorships Held by this
                                                                          Trustee
Manager, Valuation Risk and Information Technology-Fund                   None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002; Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002; Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)
---------------------------------------------------------------------------------------------------------------

Pioneer Bond Fund

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


48
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Pioneer Bond Fund

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Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


                                                                              49
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Pioneer Bond Fund

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THE PIONEER FAMILY OF MUTUAL FUNDS
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For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

      U.S. Equity                           Fixed Income
      Pioneer Fund                          Pioneer America Income Trust
      Pioneer Balanced Fund                 Pioneer Bond Fund
      Pioneer Core Equity Fund              Pioneer High Yield Fund
      Pioneer Equity Income Fund            Pioneer Stable Value Fund
      Pioneer Growth Shares                 Pioneer Strategic Income Fund
      Pioneer Mid Cap Growth Fund           Pioneer Tax Free Income Fund
      Pioneer Mid Cap Value Fund
      Pioneer Real Estate Shares            Money Market
      Pioneer Small Cap Value Fund          Pioneer Cash Reserves Fund*
      Pioneer Small Company Fund
      Pioneer Value Fund

      International/Global Equity
      Pioneer Emerging Markets Fund
      Pioneer Europe Select Fund
      Pioneer Europe Fund
      Pioneer International Equity Fund
      Pioneer International Value Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


50
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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our Internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.


[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street                                                    13715-00-0803
Boston, Massachusetts 02109             (C) 2003 Pioneer Funds Distributor, Inc.
www.pioneerfunds.com            Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable for semiannual reports; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these
controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to
the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 25, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 25, 2003

* Print the name and title of each signing officer under his or her signature.